AMENDMENT DEED

National Australia Bank Limited

and S&W SEED COMPANY AUSTRALIA PTY LTD A.C.N. 061 114 814

DATED 21 October 2022

Table of Contents

1
DEFINITIONS AND INTERPRETATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2
CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
3
AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
4
CONFIRMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
5
REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
6
REMAINING PROVISIONS UNAFFECTED. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
7
GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SCHEDULE 1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Page 0

THIS DEED is dated as shown on the front page and is made between:

NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937 of 395 Bourke Street, Melbourne, Victoria

3000 (NAB);

Each person listed as a borrower in Schedule 1 (Borrower and together the Borrowers); Each person (if any) listed as a guarantor in Schedule 1 (Cross-Guarantor and together the

Cross-Guarantors); and

Each person (if any) listed as a security provider in Schedule 1 (Security Provider and together the Security Providers).

This Deed remains available for acceptance until 19 January 2023, at which time it will lapse.

BACKGROUND:

A
Some or all of the parties are parties to the Finance Agreement.

B
The parties agree to amend the Finance Agreement on the terms and conditions set out in this document.

C
With effect on and from the Effective Date, the Finance Agreement is amended in accordance with this document.

IT IS AGREED as follows:

1
DEFINITIONS AND INTERPRETATION
1.1
Definitions

Words which have a defined meaning in the Finance Agreement have the same meaning in this document unless otherwise defined.

Effective Date means the date NAB gives the notice contemplated in clause 2.1 (Conditions precedent).

Finance Agreement means the facility agreement between NAB and some or all of the Obligors dated or most recently amended or restated on 18 October 2022, as amended from time to time.

Obligor means each Borrower, Cross-Guarantor and Security Provider.

1.2
Interpretation

Clause 1.4 (Interpretation) of the Finance Agreement applies to this document as if set out in full in this document.

1.3
Inconsistent law

To the extent permitted by law, this document prevails to the extent it is inconsistent with any law.

1.4
Consideration

The parties enter into this document in consideration of, among other things, the mutual promises contained in this document.

1.5
Finance Document

This document is a Finance Document for the purposes of the Finance Agreement.

1.6
No undisclosed agency, partnership, scheme or trust

No party enters into this document as agent for an undisclosed principal, as a partner of any partnership, trustee of any trust, responsible entity of any registered scheme or otherwise for the benefit of any other person except as expressly described in this document.

2
CONDITIONS PRECEDENT
2.1
Conditions precedent

The amendments proposed to the Finance Agreement referred to in clause 3 (Amendment) are of no force and effect until NAB has notified the Borrowers in writing that each of the following has been received by NAB or otherwise complied with in form and substance satisfactory to NAB:

(a)
The results of NAB’s enquiries and searches

(b)
An original of this document duly and fully executed by the Obligors.

2.2
Certification of copies

Unless otherwise required by NAB, each document specified in respect of an Obligor in clause 2.1 (Conditions precedent) must be an original. If NAB requires a certified copy of a document, the copy must be certified by a director or secretary of that Obligor as true and complete as at a date no earlier than 5 Business Days before the date of this document.

3
AMENDMENT

With effect on and from the Effective Date, the Finance Agreement is amended as follows:

(a)
The Details are amended by inserting the following provisions after the Details for each Facility and Other Facility (if applicable):

OPTION TO EXTEND CERTAIN FACILITIES

The parties agree that if any of the following Facilities are specified in the Details, the Expiry Date for that Facility can be extended at the option of NAB:

o
Bank Guarantee Facility;
o
NAB Business Overdraft Facility;
o
Documentary Letters of Credit;
o
Documentary Letters of Credit and / or Documents Surrendered;
o
Farm Management Account Overdraft;
o
Foreign Currency Overdraft Account;
o
NAB Commercial Card Facilities;

o
Overseas Bills Purchased;
o
Set Off – Gross Debt Limit;

o
Set Off – Net Debt Limit;
o
Standby Letters of Credit;
o
Trade Refinance Facility;
o
Trade Refinance Facility (with Borrowing Base annexure);
o
Revolving Lease Limit / Master Asset Finance Facility;
o
BPAY Batch Limit;
o
Transaction Negotiation Facility;
o
Direct Debit Facilities;
o
NAB Connect;
o
Merchant Facilities;
o
NAB Invoice Finance;
o
NAB Corporate Receivables Facility; and
o
any other facility from time to time agreed to by NAB and the Borrower as a 12 Month Facility,

(each a 12 Month Facility).

(a)
On or before the Expiry Date for a 12 Month Facility, NAB may by written notice to the Borrower cancel the Facility, in which case the Amount Owing will be repayable on a date being no less than 90 days after the Expiry Date (unless the Borrower is in Default, in which case the Amount Owing may be repayable on a date determined in accordance with this document).

(b)
If NAB has not given a notice in accordance with paragraph (a) the Expiry Date for a 12 Month Facility will be extended for a further 90 days for the purposes of an annual review of the Facility.

(c)
After the period set out in paragraph (b), NAB will either:

(i)
give notice to the Borrower that the Expiry Date will not be extended, in which case the Amount Owing will be repayable on a date being no less than 90 days after the date of such notice; or

(ii)
give notice to the Borrower that the Expiry Date will be extended for a further period not exceeding 90 days; or

(iii)
with or without notice to the Borrower, extend the Expiry Date for a further 9 month period on the same terms and conditions as this document and any other terms and conditions applicable to a 12 Month Facility, and notified by NAB from time to time.

The option to extend a 12 Month Facility subject to the terms of this document will only be available for four consecutive annual periods from the initial Expiry Date, such that the final

Expiry Date cannot be a date more than 5 years from the initial Expiry Date.

The Borrower repeats the representations and warranties that are made, or taken to be repeated, in accordance with this document (as varied from time to time) as at each Expiry Date (other than the final Expiry Date for a 12 Month Facility) and further represents and warrants to NAB that no Default subsists.

If the Expiry Date does not fall on a Business Day, it will be the next Business Day. The above provisions prevail to the extent of any inconsistency.

(b)
Item 8 (Other Undertakings or Conditions Subsequent) of the Schedule is amended by inserting the following:

(b) Net Related Entity Position:

The Group is to maintain a Net Entity Position of no more than $25,000,000.

"Net Related Entity Position" means current Related Entity assets plus non current Related Entity assets less current Related Entity liabilities less non current Related Entity liabilities.

(c)
Item 8 (Other Undertakings or Conditions Subsequent) of the Schedule is amended by deleting the following:

(a) Net Related Entity Position

The Group is to maintain a Net Entity Position of no less than $25,000,000.

"Net Related Entity Position" mean current Related Entity assets plus non current Related Entity assets less current Related Entity liabilities less non current Related Entity liabilities.

4
CONFIRMATION
(a)
With effect on and from the Effective Date, each party confirms and agrees that it is a party to, and bound by the terms of, the Finance Agreement, as amended by this document, in each capacity in which that party is named in Schedule 1.

(b)
Each Obligor agrees to any security documents and guarantees granted by it continuing to secure obligations under the Finance Agreement, as amended by this document.

5
REPRESENTATIONS AND WARRANTIES

On the date of this document and on the Effective Date, each representation and warranty contained in the Finance Agreement is deemed to be repeated by each Obligor for the benefit of NAB with reference to the facts and circumstances subsisting as at the date of this document and the Effective Date respectively.

6
REMAINING PROVISIONS UNAFFECTED

Except as specifically amended by this document, the provisions of the Finance Agreement remain in full force and effect.

7
GENERAL
7.1
Communications and notices

Clause 31 (Communications and Notices) of the Finance Agreement applies to this document as if set out in full in this document.

7.2
Counterparts

This document may be executed in any number of counterparts and, if so, the counterparts taken together constitute one and the same instrument.

7.3
Governing law and jurisdiction

This document is governed by the laws of the Governing Law Jurisdiction. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

SCHEDULE 1

BORROWER(S)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814

CROSS-GUARANTOR(S) (IF ANY)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 S&W HOLDINGS AUSTRALIA PTY LTD ACN 162 715 326

PASTURE GENETICS PTY LTD ACN 074 290 252

S&W WHEAT PTY LTD ACN 660 612 984

SECURITY PROVIDER(S) (IF ANY)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 S&W HOLDINGS AUSTRALIA PTY LTD ACN 162 715 326

PASTURE GENETICS PTY LTD ACN 074 290 252

S&W WHEAT PTY LTD ACN 660 612 984

EXECUTED AS A DEED

SIGNATURES

Executed on behalf of National Australia Bank Limited by its Attorney who holds the position of Level 2 Attorney under Power of Attorney dated 1 March 2001 in the presence of:

/s/Hugh Mincaam Bailey	/s/Benjamin James Vanderkop
Signature of Witness	Signature of Attorney

HUGH MINCAAM BAILEY	BENJAMIN JAMES VANDERKOP
Name of Witness (print)	Name of Attorney

Executed by S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114814 in accordance with Section 127 of the Corporations Act 2001

/s/Cameron Victor Henley	/s/Andrew Ross Carthew
Signature of director	Signature of director/company secretary

CAMERON VICTOR HENLEY	ANDREW ROSS CARTHEW
Name of director (print)	Name of director/company secretary (print)

Executed by S&W HOLDINGS COMPANY AUSTRALIA PTY LTD ACN 162 715326 in accordance with Section 127 of the Corporations Act 2001
/s/Cameron Victor Henley	/s/Andrew Ross Carthew
Signature of director	Signature of director/company secretary

CAMERON VICTOR HENLEY	ANDREW ROSS CARTHEW
Name of director (print)	Name of director/company secretary (print)

Executed by PASTURE GENETICS PTY LTD ACN 074 290 252 in accordance with Section 127 of the Corporations Act 2001
/s/Cameron Victor Henley	/s/Andrew Ross Carthew
Signature of director	Signature of director/company secretary

CAMERON VICTOR HENLEY	CAMERON VICTOR HENLEY
Name of director (print)	Name of director/company secretary (print)

Executed by S&W WHEAT PTY LTD ACN 660 612 984 in accordance with Section 127 of the Corporations Act 2001

/s/Cameron Victor Henley	/s/Andrew Ross Carthew
Signature of director	Signature of director/company secretary

CAMERON VICTOR HENLEY	CAMERON VICTOR HENLEY
Name of director (print)	Name of director/company secretary (print)